SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             CONCEPTS DIRECT, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              CONCEPTS DIRECT, INC.
                              2950 Colorful Avenue
                            Longmont, Colorado 80504
                              -------------------

                    Notice of Annual Meeting of Shareholders

                          To Be Held on April 24, 1998
                              -------------------

TO THE SHAREHOLDERS OF CONCEPTS DIRECT, INC.:

         The Annual Meeting of Shareholders of Concepts Direct, Inc. (the "Company") will be held at the Raintree Plaza Hotel, 1900 Ken Pratt Boulevard, Longmont, Colorado 80501, on April 24, 1998, at 9:00 A.M., local time, for the following purposes:

         1.       To elect six directors for the ensuing year;

         2. To consider and vote upon a proposal to amend the Company's 1992 Stock Option Plan;

         3. To consider and vote upon a proposal to adopt the Company's 1998 Non-Employee Directors Stock Option Plan;

         4. To ratify the appointment of Ernst & Young LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1998; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on February 25, 1998, has been fixed as the record date for the Annual Meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, is included with this Proxy Statement.

                                          By Order of the Board of Directors

                                          H. Franklin Marcus, Jr.
                                          Secretary

March 10, 1998

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                              CONCEPTS DIRECT, INC.
                              2950 Colorful Avenue
                            Longmont, Colorado 80504

                                 PROXY STATEMENT
                     TO BE MAILED ON OR ABOUT MARCH 10, 1998
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1998


       The enclosed proxy is solicited by and on behalf of the Board of Directors of Concepts Direct, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held April 24, 1998, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone, telegraph, electronic means or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them. The Company has also retained Corporate Investor Communications, Inc., of Carlstadt, New Jersey, to assist in the solicitation of proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at an approximate cost of $1,000 plus out-of-pocket expenses. Such solicitation will be made by mail or by telephone, telegraph, electronic means or personal interview. These costs will also be borne by the Company.

       The shares represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of the directors nominated and for the ratification of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998, unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.




       In accordance with applicable law, all the shareholders of record on the record date are entitled to receive notice of, and to vote at, the Annual Meeting. On the record date there were issued and outstanding 4,957,286 shares of the Company's common stock, $.10 par value (the "Common Stock"). All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. Presence in person or by proxy of holders of 2,478,644 shares of Common Stock will constitute a quorum at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote on a matter will count toward a quorum. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors and the affirmative vote by the holders of a majority of the shares voting at the Annual Meeting will be required to act on all other matters to come before the Annual Meeting, including (i) the amendment to the Company's 1992 Stock Option Plan;
(ii) the approval of the Company's 1998 Non-Employee Directors Stock Option Plan; and (iii) the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.


                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Record Date

       The Board of Directors has fixed the close of business on February 25, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each holder of record of Common Stock on the record date will be entitled to one vote for each share then registered in the holder's name. As of the close of business on the record date, 4,957,286 shares were outstanding and entitled to vote at the Annual Meeting.

Stock Ownership of Certain Beneficial Owners and Management

       The table below sets forth information regarding beneficial ownership as of February 25, 1998 of Common Stock by the Company's directors individually, the executive officers named in the Summary Compensation Table individually, the Company's directors and executive officers as a group, and persons known to the Company to be beneficial owners of more than 5% of the Common Stock.


                   Name and Address of                                Amount and Nature of                        Percent
                    Beneficial Owner                               Beneficial Ownership(1)                       of Class
                    ----------------                               -----------------------                       --------

Executive Officers and Directors
--------------------------------


Phillip A. Wiland                                                             1,309,500(2)                          26.15
2950 Colorful Avenue
Longmont, CO 80504

Michael T. Buoncristiano                                                            59,063                           1.18
450 7th Street, Suite LL8
Hoboken, NJ 07030

Robert L. Burrus, Jr.                                                               11,333                              *
One James Center
Richmond, VA 23219

                                   Page 2 of 27


H. Franklin Marcus, Jr.                                                             83,196                           1.66
2950 Colorful Avenue
Longmont, CO 80504

Phillip D. White                                                                    97,333                           1.94
200 Camden Place
Boulder, CO 80302

J. Michael Wolfe                                                                   184,000                           3.67
2950 Colorful Avenue
Longmont, CO 80504

Stephen R. Polk                                                                 111,333(3)                           2.22
26955 Northwestern Highway
Southfield, MI 48034

All Directors and Executive Officers                                          1,855,758(4)                          37.06
 as a Group (7 Persons)

5% Owners
---------

Laifer Capital Management, Inc.                                               1,240,200(5)                          24.77
114 West 47th Street
New York, NY 10036

Safeco Asset Management Company                                                 650,600(6)                          12.99
601 Union Street
Seattle, WA 98101

----------------

       * Does not exceed 1% of the outstanding shares of the Company

       (1) Except as described in footnotes (2) and (3) below, each individual has sole voting power and sole investment power with respect to the Common Stock set forth opposite his name. Includes, as to Mr. White 5,333, as to Messrs.
Buoncristiano  and Burrus 3,999 shares, as to Mr. Marcus 6,000, as to Mr. Wiland
2,000 shares and as to Mr. Wolfe 12,000 shares of Common Stock, which could be acquired through exercise of stock options within 60 days.

       (2) Includes 1,292,000 shares owned in joint tenancy by Mr. Wiland and his wife, who share voting and investment power as to the shares, 12,900 shares held by Mr. Wiland as custodian for his minor children under the Uniform Gifts to Minors Act and for which Mr. Wiland has sole voting and investment power and 4,600 shares owned by Mr. Wiland's daughter and for which Mr. Wiland shares voting and investment power.

       (3) Stephen R. Polk, a Director of the Company, is Chairman of the Board and Chief Executive Officer of R.L. Polk & Co., and may by virtue of these positions be deemed to share voting and investment


                                   Page 3 of 27


power over 100,000 shares owned by R.L. Polk & Co. Mr. Polk disclaims any such shared control of shares owned by R.L. Polk & Co.

       (4) Beneficial ownership of 100,000 shares is disclaimed.

       (5) Ownership  information  is based on the Schedule 13D filed on January
15, 1998. According to this Schedule 13D, Laifer Capital Management,  Inc. holds
819,300 shares with sole voting and dispositive power and 420,900 shares with shared dispositive power.

       (6) Ownership information is based on the Annual Questionnaire sent to the directors, executive officers, persons nominated or chosen to become directors or executive officers and 5% stockholders of the Company (the "Annual
Questionnaire") submitted to the Company on February 9, 1998. According to the Annual Questionnaire, Safeco Asset Management Company holds 650,600 shares with shared voting and dispositive power.


                                   Page 4 of 27


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

       Action will be taken at the Annual Meeting to elect a Board of Directors of six members. Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee and has agreed that, if elected, he or she will serve on the Board of Directors for a term which will run until the next annual meeting of shareholders and until his or her successor has been elected. If any nominee becomes unavailable for any reason the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

       The following table sets forth certain information as to the nominees and certain executive officers.



Name, Age, Principal Occupation                                                            Director
     and other information                                                                   Since
-----------------------------                                                               ------

PHILLIP A. WILAND (51)                                                                         1992
  Chairman and Chief Executive Officer of the
  Company since 1992.  President and Chief
  Executive Officer of Wiland Services, Inc.
  from 1971 to 1992.

VIRGINIA B. BAYLESS (42)                                                                        N/A
  President  of Bayless &  Associates,  Inc.,  a  strategic  financial  planning services  company,  since 1993.  Vice President and  stockholder,  The Wallach
  Company,   an  investment   banking   company   specializing  in  mergers  and
  acquisitions, from 1989 to 1992.

MICHAEL T. BUONCRISTIANO (56)                                                                  1992
  President, AVANTI! Direct Marketing Services,
  Inc. since 1990.

ROBERT L. BURRUS, JR. (63)                                                                     1992
  Chairman, Law Firm of McGuire, Woods, Battle &
  Boothe LLP, Richmond, Virginia, since 1990.
  Director, CSX Corporation, Heilig-Meyers
  Company, O'Sullivan Corporation, S&K Famous
  Brands, Inc. and Smithfield Foods, Inc.



Name, Age, Principal Occupation                                                            Director
     and other information                                                                   Since
 -----------------------------                                                             -------


STEPHEN R. POLK (42)                                                                           1992
  Chairman of the Board and Chief Executive Officer, R.L.
  Polk & Co. since 1994.  Previous employment with R.L.
  Polk & Co. includes position as President, 1990 to 1994.
  R.L. Polk & Co. owns approximately 2% of the
  Common Stock.

PHILLIP D. WHITE (51)                                                                          1992
  Associate Professor and past Chairman of
  Marketing, College of Business and Administration,
  University of Colorado at Boulder since 1976 (on
  leave).  Lecturer and writer on marketing.  Ph.D.
  in Marketing, University of Texas, 1976.  President,
  Phillip D. White & Associates, Inc. since 1996.


Nominations for Director

        The Bylaws of the Company provide that the only persons who may be nominated for Directors are (i) those persons nominated by the Company's Board of Directors, (ii) those persons nominated by the Compensation and Nominations Committee of the Company's Board of Directors and (iii) those persons whose names were personally delivered to the Secretary of the Company not later than the close of business on the tenth day following the mailing date of the Company's Proxy Statement for an annual meeting or delivered to the Secretary of the Company by United States mail, postage prepaid, postmarked no later than 10 days after the mailing date of the Proxy Statement for an annual meeting. Any shareholder wishing to nominate a person other than those listed in this Proxy Statement must submit the following information in writing to the Office of Secretary, Concepts Direct, Inc., 2950 Colorful Avenue, Longmont, Colorado 80504: (i) the name and address of the shareholder who intends to make the nomination; (ii) the name, address, and principal occupation of each proposed nominee; (iii) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iv) the written consent of each proposed nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                      MEETINGS AND COMMITTEES OF THE BOARD

        The Board of Directors held six meetings during 1997. Each incumbent director attended 75% or more of the aggregate of (1) such meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board

        The standing committees of the Board of Directors include an Audit Committee and a Compensation and Nominations Committee.

        Messrs. Polk, White and Buoncristiano are the members of the Audit Committee, which met four times in 1997. The principal function of the Audit Committee is to oversee the performance of the Company's independent accountants. In this capacity, the Audit Committee recommends the firm to be engaged by the Company for independent auditing and reviews the overall scope and results of the annual audit. It also reviews, among other things, the functions and performance of the Company's internal accounting controls, the performance of nonaudit services, and changes in accounting policies.

        Messrs. Burrus, Polk, White and Buoncristiano are the members of the Compensation and Nominations Committee, which met one time in 1997. The principal functions of the Compensation and Nominations Committee are to review and set the direct and indirect compensation of the directors and officers of the Company, to administer the Company's incentive compensation and stock option plans and consider nominations for director made by shareholders of the Company. The Committee reviews the salaries and bonuses for all officers and certain other executives, recommends special benefits and perquisites for management, and consults with management regarding employee benefits and general personnel policies and recommends persons to be considered for election to the Board of Directors, membership on committees of the Board of Directors, and positions as executive officers of the Company. Recommendations by shareholders of persons to serve on the Board of Directors should be submitted to the Compensation and Nominations Committee in care of the Secretary of the Company in the manner described under "Nominations for Director".

Compensation of Directors

        The Company pays to each director who is not a Company employee an annual retainer of $4,000 and $500 for each meeting of the Board of Directors or any committee meeting of the Board of Directors attended. All directors are reimbursed for travel expenses incurred as a result of service on the Board of Directors.


        Directors who are not employees of the Company also receive awards under the 1992 Non-Employee Directors Stock Option Plan (the "1992 Plan"). Stock option grants under the 1992 Plan are automatic. Each eligible director of the Company on the effective date of the 1992 Plan, December 18, 1992, automatically received an option to purchase 6,000 shares of Common Stock. Each eligible director newly elected by the Company's shareholders on and after the effective date of the 1992 Plan automatically receives options for 6,000 shares on the date the director is elected by the shareholders. In addition, on the second anniversary of the date on which an eligible director receives his or her initial grant of an option, and biannually thereafter, each then eligible director will automatically receive an option to acquire an additional 4,000 shares of Common Stock. The maximum number of shares of Common Stock subject to the 1992 Plan is 80,000. The exercise price of the options granted under the 1992 Plan is the fair market value of the Common Stock on the date of the option grant. Option grants under the 1992 Plan are exercisable in annual increments of 33.3% commencing one year following the date of grant.

        During 1997, Mr. White exercised 2,000 stock options and Mr. Polk exercised 8,666 stock options.

        The 1992 Plan expires on May 1, 1998. See "Proposal No. 3 -- Approval of the 1998 Non-Employee Directors Stock Option Plan" for a description of the Company's proposed replacement plan.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth, for the years ended December 31, 1995, December 31, 1996, and December 31, 1997, certain compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and to the Company's other executive officer whose annual compensation exceeded $100,000 for the year ended December 31, 1997.

                                                                                       Long Term
                                                                                        Compen-
                  Annual Compensation                                                   sation
                                                                                        Awards
-------------------------------------------------------- ----------- -------------- ---------------- ------------------

                                                                                      Securities
                                                                         Other        Underlying         All Other
                                                                        Annual          Options           Compen-
      Name and Principal                      Salary       Bonus        Compen-          /SARs            sation
           Position                Year         ($)         ($)         sation            (#)             ($)(1)
-------------------------------- ---------- ------------ ----------- -------------- ---------------- ------------------


Phillip A. Wiland,                 1997       198,723      60,840         (2)              0               5,011
Chairman and Chief Executive       1996       167,390      57,025         (2)              0               3,939
Officer                            1995       133,424      31,860         (2)              0               3,403

J. Michael Wolfe,                  1997       178,084      54,383         (2)              0               2,661
President and Chief Operating      1996       150,690      51,054         (2)              0               2,709
Officer                            1995       131,597      30,654         (2)              0               1,427

H. Franklin Marcus, Jr.            1997       95,345       30,034         (2)              0               3,033
Chief Financial Officer and        1996       86,010       29,316         (2)              0               2,173
Secretary, Treasurer               1995       78,689       18,314         (2)              0               2,147



======================================================================================================================


        (1) These amounts were paid by the Company as matching contributions under the Company's Retirement Savings Plan.

        (2) None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for fiscal 1995, 1996 or 1997.

Options/SAR Exercises and Year-End Value Table

        The following table sets forth information concerning each exercise of stock options and SARs during the fiscal year ended December 31, 1997, for each of the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options and SARs.


Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
--------------------------------------------------------------------------------------------------------------------------

                                                         Number of Securities                Value of
                                                         Underlying Unexercised           Unexercised In-the-Money
                                                         Options/SARs at                  Options/SARs at
                                                         12/31/97 (#)                     12/31/97(2) ($)
                                                        -------------------------------- --------------------------------

                                 Shares         Value
                               Acquired on   Realized(1)
          Name                 Exercise(#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
---------------------------- -------------- ------------ --------------- ---------------- -------------- -----------------

Phillip A. Wiland                 4,000        71,600         2,000           26,000          40,105          500,435

J. Michael Wolfe                    0             0          12,000           36,000          240,690         701,050

H. Franklin Marcus, Jr.             0             0           6,000           18,000          120,345         350,525

======================================================================================================================


        (1) The value realized calculation is based on the fair market value of the underlying stock on the date of exercise, minus the exercise price.

        (2) The value calculation is based on the fair market value of the underlying stock at year end, minus the exercise price.


Compensation Committee Interlocks and Insider Participation

        Mr. Burrus, a member of the Compensation and Nominations Committee, is Chairman and partner of the law firm of McGuire, Woods, Battle & Boothe LLP, which was retained as general counsel by the Company during the fiscal year ended December 31, 1997, and has been so retained during the current fiscal year.

                            SECTION 16(a) COMPLIANCE

        Section 16a of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange
Commission. Officers, directors and greater than 10 percent shareholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1997, except that Messrs. Marcus, Wiland and Wolfe filed late reports with respect to sale transactions which occurred in connection with the Company's common stock offering during such fiscal year and Messrs. Polk, White and Wiland filed late reports with respect to stock options exercised during such fiscal year.


              REPORT OF THE COMPENSATION AND NOMINATIONS COMMITTEE

        General. During the calendar year ended December 31, 1997, the Compensation and Nominations Committee of the Board of Directors (the "Committee ") was comprised of four non-employee directors, Messrs. Michael
T. Buoncristiano, Robert L. Burrus, Jr., Stephen R. Polk, and Phillip D. White. The Committee is responsible for setting compensation levels for the Company's executive officers and for overseeing the administration of the Concepts Direct, Inc. 1997 Incentive Compensation Plan (the "Incentive Compensation Plan ") and the Concepts Direct, Inc. 1992 Employee Stock Option Plan (the "Stock Option Plan ").

        All decisions by the Committee are reviewed by the entire Board of Directors. It has been the practice of the Committee to meet with the Company's Chief Executive Officer ("CEO") in reviewing the compensation of senior officers.

        The compensation of the Company's senior executives is generally made up of three components. These components include base salary, performance bonuses under the Incentive Compensation Plan, and stock options granted under the Stock Option Plan. At the Committee's discretion, an executive's compensation may also include an award of stock appreciation rights under the Stock Option Plan. No stock appreciation rights were awarded by the Committee during 1997.

        An executive officer's base salary is a function of the executive officer's responsibilities. The Committee believes that the compensation of executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis.

        Prior to the beginning of 1997, the Committee established the formula to be used to determine performance bonuses during 1997. The Committee determined the amount of the performance bonus awarded to each executive officer who is eligible for such an award as a percentage of such executive officer's base salary. Quarterly and annual bonuses are paid under the Incentive Compensation Plan based on the performance of the Company using a variety of measures including net profit, earnings per share, revenues, and market capitalization. The Committee's decisions were incorporated into the Incentive Compensation Plan which was approved by the Board. Each calendar quarter, executive officers are eligible to receive performance bonuses under the Incentive Compensation Plan. The Committee believes that an executive officer should have an opportunity to receive a performance bonus based on his or her performance during the applicable quarter.

        The long-term performance based compensation of executive officers takes the form of stock option awards under the Stock Option Plan. The Committee believes that compensation in the form of equity in the Company ensures that the executive officers will have a continuing stake in the long-term success of the Company and help further the alignment of their interests with those of the shareholders. All options granted under the Stock Option Plan have an exercise price equal to the market price of the Company's Common Stock on the date of the grant. Thus, the stock options granted to an executive officer will have value only if the Company's stock price increases.

        In granting options under the Stock Option Plan, the Committee takes into account each executive officer's responsibilities, relative position in the Company and past grants. The Committee does not follow an established formula in awarding stock options. Factors considered in making option awards to the Company's officers include past grants, the importance of retaining the officer, and the potential of the officer to contribute to the future success of the Company.

        The compensation currently paid by the Company is not subject to Internal Revenue Code Section 162(m) which limits the income tax deductibility of certain forms of compensation paid to its named executive officers in excess of $1 million per year. Section 162(m) allows full deductibility of certain types of performance-based compensation. If these limitations should become applicable to the Company in the future, the Committee will consider modifications to the Company's compensation practices, to the extent practicable, to provide the maximum deductibility for compensation payments.

        Compensation for Mr. Phillip A. Wiland, Chairman and Chief Executive Officer. The base salary for Mr. Wiland during the 1997 calendar year was $198,000. Mr. Wiland's salary was recommended to the Board of Directors by the Committee following consultation with Mr. Wiland. The Committee reviewed CEO performance in relation to the Company's goals in formulating its salary recommendation for Mr. Wiland. Mr. Wiland's salary for 1997 was recommended and approved by the Board of Directors. Mr. Wiland does not have an Employment Agreement with the Company.

        It is the Committee's view that Mr. Wiland's base salary of $198,000 and bonus opportunity are in line with the compensation paid to the CEOs of other corporations, including direct marketing businesses of similar size. Bonuses were paid to Mr. Wiland under the Incentive Compensation Plan. No stock options were granted to Mr. Wiland under the Stock Option Plan during 1997.

                                   Compensation and Nominations Committee

                                            Phillip D. White, Chairman
                                            Michael T. Buoncristiano
                                            Robert L. Burrus, Jr.
                                            Stephen R. Polk

                                PERFORMANCE GRAPH

        The following graph represents the cumulative total return on the Company's Common Stock, with the cumulative total return of the companies included in the Standard & Poor's Specialty Retail Index and the Standard & Poor's 500 Index for the last five fiscal years. Cumulative total shareholder return is defined as share price appreciation assuming reinvestment of dividends. The dollar amounts shown on the following graph assume that $100 was invested on December 31, 1992 in Company Common Stock, stocks constituting the Standard & Poor's Specialty Retail Index and stocks constituting the Standard and Poor's 500 Index with all dividends being reinvested.

                      Comparison of Five-Year Total Return
           Among Concepts Direct, Inc., S&P Specialty Retail Index and
                                  S&P 500 Index

                                 [Proxy graph]



                  Value of $100 invested on December 31, 1992
                  -------------------------------------------

Fiscal Year                       12/31/92       12/31/93       12/31/94      12/31/95      12/31/96     12/31/97
-----------                       --------       --------       --------      --------      --------     --------


Concepts Direct, Inc.               $100            $59           $364          $964         $1,491         $3,054

S&P Specialty Retail-500             100             98             75            57             80             80

S&P 500 Index                        100            110            112           153            189            252

======================================================================================================================


                                 PROPOSAL NO. 2

             APPROVAL OF THE AMENDMENT OF THE 1992 STOCK OPTION PLAN

Introduction

        The Board of Directors of the Company has approved, subject to shareholder approval, an amendment to the Company's 1992 Stock Option Plan (the "Stock Option Plan"). The amendment is summarized below.

Amendment to the Plan

        The amendment to the Stock Option Plan increases the number of shares of Common Stock reserved for issuance thereunder from 280,000 shares (the 70,000 shares originally reserved under the Stock Option Plan have been adjusted to take account for the 2 for 1 stock split effected December 15, 1994 and the 2 for 1 stock split effected March 31, 1997) to 380,000 shares and imposes an annual per participant limit of 50,000 shares.

Reason for Amendment

        The amendment will add an additional 100,000 shares to the 280,000 shares originally reserved for the Stock Option Plan. This additional grant is expected to allow the normal operation of the Stock Option Plan until its termination in 2002. This will enable the continuation of the Company's policy of offering options to salaried employees, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company.

        The annual per participant limit is recommended to retain full tax deductibility for the Company with respect to any grants. Under Section 162(m) of the Internal Revenue Code, the Company is limited in the deductibility of compensation over $1 million for certain officers. If a plan provides a maximum annual limit on option grants, the income from exercise of the options is exempt from this limit. While the Company has never been and does not expect to be subject to the limit in the near future, the amendment would ensure deductibility if income is created from exercise of option grants in the future.

Principal Features of the Stock Option Plan

        The principal features of the Stock Option Plan are summarized below. The summary is qualified by reference to the actual provisions of the Stock Option Plan, a copy of which is available to any shareholder upon written request to the Company.

        The Stock Option Plan authorizes incentive awards in the form of stock options, stock appreciation rights, restricted stock or incentive stock. All present and future employees of the Company who hold positions with management responsibilities are eligible to receive incentive awards under the Stock Option Plan.

        The Compensation and Nominations Committee (the "Committee") administers the Stock Option Plan and has the complete discretion to determine when to grant incentive awards, which eligible employees will receive incentive awards, whether the award will be an option, stock appreciation right, restricted stock or incentive stock, whether stock appreciation rights will be attached to options, and the number of shares to be allocated to each incentive award. The Committee may impose conditions on the exercise of options and stock appreciation rights and upon the transfer of restricted stock or incentive stock received under the Stock Option Plan and may impose such other restrictions and requirements as it may deem appropriate.

        Options to purchase shares of Common Stock granted under the Stock Option Plan may be incentive stock options or nonstatutory stock options. The option price of Common Stock covered by an incentive stock option may not be less than 100 percent (or, in the case of an incentive stock option granted to a 10 percent shareholder, 110 percent) of the fair market value of the Common Stock on the date of the option grant. The value of incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year is limited to $100,000. The option price of Common Stock covered by a nonstatutory option may not be less than 85% of the fair market value of the common stock on the date of grant.


        Options may only be exercised at such times as specified by the Committee, provided, however, that incentive stock options may be exercised only within the periods permitted by the Internal Revenue Code.

        If the option so provides, an optionee exercising an option may pay the purchase price in cash; by delivering or causing to be withheld from the option shares, shares of Common Stock; by delivering a promissory note; or by delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price.

        The Committee may award stock appreciation rights under the Stock Option Plan with related options. When the stock appreciation right is exercisable, the holder may surrender to the Company all or a portion of the unexercised stock appreciation right and receive in exchange an amount equal to the difference between (i) the fair market value on the date of exercise of the Common Stock covered by the surrendered portion of the stock appreciation right and (ii) the exercise price of the Common Stock under the related option. The Company's obligation arising upon exercise of a stock appreciation right may be paid in Common Stock or in cash, or in any combination of the two, as the Committee may determine.

        Restricted stock issued pursuant to the Stock Option Plan is subject to the following general restrictions: (i) no shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed under the provisions of the Stock Option Plan, and (ii) if a holder of restricted stock ceases to be employed by the Company, any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed will be forfeited. The Committee may impose further restrictions on restricted stock awards, including additional events of forfeiture.

        For incentive stock, the Committee may establish performance programs with fixed goals and designate key employees as eligible to receive incentive stock if the goals are achieved. Incentive shares will only be issued in accordance with the program established by the Committee.

        No options or stock appreciation rights and no shares of restricted stock (during the applicable period of restriction) may be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the Stock Option Plan shall be exercisable during his or her lifetime only by such participant, or his or her guardians or legal representatives. Upon the death of a participant, his or her personal representative or beneficiary may exercise the rights under the Stock Option Plan.

        The Board of Directors may amend the Stock Option Plan in such respects as it deems advisable provided that the shareholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants under the Stock Option Plan, (ii) materially increase the number of shares of Common Stock that may be issued under the Stock Option Plan or (iii) materially modify the requirements of eligibility for participation in the Stock Option Plan.


Federal Income Tax Consequences

        An  employee  does  not  incur   federal   income  tax  when  granted  a
nonstatutory stock option, an incentive stock option, a stock appreciation right, restricted stock or incentive stock.

        Upon exercise of a nonstatutory option or a stock appreciation right, an employee generally will recognize ordinary compensation income, which is subject to income tax withholding by the Company, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. When an employee exercises an incentive stock option, the employee generally will not recognize income, unless the employee is subject to the alternative minimum tax.

        An employee may deliver shares of Common Stock instead of cash to acquire shares under an incentive stock option or nonstatutory stock option without having to recognize taxable gain (except in some cases with respect to 'statutory option stock') on any appreciation in value of the shares delivered. 'Statutory option stock' is stock acquired upon the exercise of incentive stock options.

        In general, an employee who has received shares of restricted stock, will include in gross income as compensation income an amount equal to the fair market value of the shares of restricted stock at the time the restrictions lapse or are removed. An employee who receives shares of incentive stock will include in his or her gross income as compensation an amount equal to the fair market value of the shares of incentive stock on the date of transfer to the employee. Such amount will be included in income in the tax year in which such event occurs.

        The Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an incentive award recognizes ordinary compensation income in connection therewith. No deduction is allowed in connection with an incentive stock option, unless the employee disposes of

Common Stock received upon exercise in violation of the holding period requirements. Moreover, there can be circumstances when the Company may not be entitled to a deduction for certain transfers of Common Stock or payments to an employee upon the exercise of an incentive award that has been accelerated as a result of a change of control. This summary of federal income tax consequences of incentive awards granted under the Stock Option Plan does not purport to be complete. State, local and foreign income taxes may also be applicable to the transactions described above.


Vote Required

        Approval of the amendment to the Company's 1992 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting.

        THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE 'FOR' THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

         APPROVAL OF THE 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Introduction

        The Board of Directors recommends approval of the Concepts Direct, Inc. 1998 Non-Employee Directors Stock Option Plan (the "Directors Plan"). The
Directors Plan will replace the Concepts Direct, Inc. 1992 Non-Employee Directors Stock Option Plan which will expire on May 1, 1998. A brief summary of the Directors Plan follows, with the full text printed in Exhibit A. Exhibit A contains definitions for many terms used in this summary.

Administration of the Plan; Eligibility

        The Directors Plan will be administered by the Board. All directors of the Company who are not employees of Concepts Direct and its subsidiaries are eligible to receive options under the Directors Plan. Currently four directors may receive awards under the Directors Plan. If all of the directors nominated for election at the Annual Meeting are elected, five directors will be eligible to receive awards under the Directors Plan.

Amount of Stock Available for Incentive Awards

        Fifty-two thousand (52,000) shares of Company Stock will be reserved and available for issuance under the Directors Plan.

Types of Options That May be Granted Under the Directors Plan

        Directors may receive only non-statutory options under the Directors Plan. The Board will establish the amount of shares covered by an option and the other terms and conditions for exercising an Option. The exercise price of an Option will be at least 100% of the fair market value of Company Stock on the date that the Option is granted.

Transferability of Awards; Modification of Awards

        When granting options, the Board can allow the options to become fully exercisable or vested upon a Change of Control. Options may be made transferable by a Director to immediate family members and trusts or other similar entities for the benefit of family members, according to the terms and conditions of the option.

Term; Modification of Plan

        The Directors Plan will become effective upon shareholder approval and meeting Federal or State securities laws requirements. The Directors Plan will terminate at the end of six years unless the Board of Directors terminates it prior to that date.
        The Board of Directors can amend or terminate the Directors Plan, except that only shareholders can approve amendments that would (i) increase the number of shares of Company Stock that are reserved and available for issuance under the Directors Plan; or (ii) materially change or impact which employees are eligible to participate in the Directors Plan.

Federal Income Tax Consequences

        A Director will not incur federal income tax liabilities when granted an option. Upon exercise of an option, the Director will be treated as having received ordinary income equal to the difference between the fair market value of Company Stock on the date of the exercise and the Option Price. The Company will be entitled to a business expense deduction at the time and in the amount that the Director recognizes ordinary income.

Vote Required

        Approval of the Company's 1998 Non-Employee Directors Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting.

        THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE COMPANY'S 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE 'FOR' THE COMPANY'S 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

                        SELECTION OF PRINCIPAL ACCOUNTANT

        Ernst & Young LLP served during the Company's year ended December 31, 1997, as its independent certified public accountants and has been selected by the Board of Directors to serve as the Company's independent certified public accountants for the current fiscal year, subject to ratification by the shareholders of the Company. The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        The shareholders may present proposals for consideration at the 1998 Annual Meeting of Shareholders to the Company for inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to Concepts Direct, Inc., 2950 Colorful Avenue, Longmont, Colorado 80504, Attention: Corporate Secretary. Shareholder proposals must be received by November 10, 1998, to be included in the proxy materials for the 1998 Annual Meeting.


                               FURTHER INFORMATION

        The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1997. Such written request should be sent to Concepts Direct, Inc., 2950 Colorful Avenue, Longmont, Colorado 80504, Attention: Corporate Secretary.


                                    By Order of the Board of Directors


                                    H. FRANKLIN MARCUS, JR.
                                    Secretary



March 10, 1998

                                                                      EXHIBIT A


                              CONCEPTS DIRECT, INC.
                  1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

        1. Purpose. The purpose of this 1998 Non-Employee Directors Stock Option Plan (the "Plan") of Concepts Direct, Inc. (the "Company") is to encourage ownership in the Company's common stock (the "Common Stock") by non-employee members of the Board of Directors (the "Board") of the Company, in order to promote long-term shareholder value and to provide non-employee members of the Board with an incentive to continue as directors of the Company. The Plan conforms to the provisions of Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "34 Act"), as presently in effect.

        2. Administration. The Plan shall be administered by the Board. The Board shall have all powers vested in it by the terms of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by that Board member or any other member of the Board in connection with the Plan, except for that Board member's own willful misconduct or as expressly provided by statute.

        3. Participation in the Plan. Each director of the Company who is not a full-time employee of the Company or any subsidiary corporation (a "Director") shall be eligible to participate in the Plan. The term "subsidiary corporation," as used in this Plan, shall have the meaning given it in Section 424 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

        4. Stock Subject to the Plan. The Company has reserved an aggregate of 52,000 shares of Common Stock (the "Shares") for issuance pursuant to the exercise of Options granted under the Plan. The aggregate number is subject to future adjustments as hereinafter provided in Section 13. The aggregate number of Shares reserved shall be reduced by the issuance of Shares upon the exercise of Options, but it shall not be reduced if Options, for any reason, expire or terminate unexercised.

        5. Non-Statutory Stock Options. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Section 422 of the Internal Revenue Code.

        6. Option Exercise Price. The exercise price of an Option shall be the fair market value of the Shares of the Common Stock on the date the Option is granted, which shall be the average of the closing prices of the sales of shares of Common Stock on the national securities exchanges on which the Common Stock may at any time be listed or, if there shall have been no sales on any such day, the average of the highest bid and the lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system at the close of trading on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization.

        7. Terms, Conditions and Form of Stock Options. Each Option shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

        (a) The Board may make grants of Options to Directors at the times and in the amounts that it deems appropriate. Whenever the Board deems it appropriate to grant Options, notice shall be given to the Director stating the number of Shares for which Options are granted and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Director, shall become a stock option agreement.

        (b) An Option shall not be transferable by the optionee except by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee or by the optionee's guardian or legal representative; provided, however, that the optionee shall have the right to transfer rights under the Options granted hereunder during the optionee's lifetime subject to the following limitations:

               (i) transfers may be made only to the following transferees: (A) the optionee's children, step-children, grandchildren, step-grandchildren or other lineal descendants including relationships arising from legal adoptions) (such individuals are hereinafter referred to as "Immediate Family Members"); (B) trust(s) for the exclusive benefit of any one or more of the optionee's Immediate Family Members (the optionee's spouse may also be a beneficiary); or (C) partnership(s), limited liability compan(ies) or other entit(ies), the only partners, members or interest holders of which are among the optionee's Immediate Family Members (the optionee's spouse may also hold an interest);

               (ii)     there may be no consideration for the transfer;

               (iii) there may be no subsequent transfer of the transferred Options except by will or the laws of descent or distribution;

               (iv) following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including the conditions under which the Options may terminate prior to their expiration); except that the transferee rather than the optionee may deliver the Option exercise notice and payment of the exercise price; and

               (v) written notice of any transfer must be delivered to Chief
                   Financial Officer of the Company;

and provided, further, that the optionee's estate may transfer the Options to the beneficiaries of such estate, subject to the limitations set forth in items (ii) through (v) above.

        (c) Options may not be exercised:

               (i) before the Plan is approved by the shareholders of the Company;

               (ii) after the expiration of ten (10) years from the date the Option is granted; provided, however, that each Option shall be subject to termination before its date of expiration as provided herein; and

               (iii) except by written notice to the Company at its principal office, stating the number of Shares the optionee has elected to purchase, accompanied by payment in cash, by delivery to the Company of Shares (valued at fair market value on the date of exercise) in the amount of the full Option exercise price for the Shares being acquired thereunder or in any combination thereof. In lieu of physical delivery of Shares as payment of the Option exercise price, the optionee may either (a) if the Shares are held by a registered securities broker for the optionee, provide a notarized statement attesting to the number of shares owned that are intended to be delivered, or (b) if the Shares are actually held by the optionee, provide a notarized statement with certificate numbers of the shares owned that are intended to be delivered.

        (d) The Company shall not be required to issue or deliver any Shares of its Common Stock purchased upon the exercise of any part of an Option before (i) the admission of such Shares to listing on the NASDAQ or the exchange, if any, on which shares are then listed; (ii) completion of any registration or other qualification of such Shares under any state or federal law or regulation that the Company's counsel shall determine is necessary or advisable, and (iii) compliance by the Company with such other legal requirements as the Company's counsel shall advise is necessary or advisable.

        (e) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted pursuant to the provisions of the 34 Act, as the same now exists or may, from time to time, be amended.

        8. Change of Control. A "Change of Control" is defined as:

        (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

        (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act);

        (c) Approval by the shareholders of the Company of a reorganization, merger of consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

        9. Death of Optionee. In the event of the death of an optionee at a time when Options granted to such optionee hereunder are outstanding and exercisable, the personal representative of the estate of the optionee may exercise such Options in the same manner as could the optionee before death; provided, however, that no such Option may be exercised after the expiration date of the Option.

        10. Election to Defer Receipt of Stock.

        (a) An optionee may elect to defer receipt of Shares that the optionee would otherwise receive upon exercise of an Option by completing a deferral election (a "Deferral Election"). A Deferral Election must be in writing and shall be delivered to the Chief Financial Officer of the Company at least six months before the Option(s) will be exercised. A Deferral Election shall be irrevocable in respect to the Options to which it pertains. A Deferral Election must specify the applicable number or percentage of the Shares on which the optionee wishes to defer receipt.

        (b) The following provisions apply with respect to all Options for which a Deferral Election is made. The optionee must pay the exercise price of the Options by delivery to the Company of Shares (the Exercise Shares) in the amount of the full Option exercise price for the Shares being acquired. Delivery of the Exercise Shares may be made as provided in
        Section 7(c)(iv). Upon payment of the exercise price, the Company shall issue Shares equal to the sum of (1) the number of Shares on which the Option was exercised reduced by the number of Exercise Shares (the Deferred Shares), and (2) if the optionee surrendered the Exercise Shares, Shares equal to the number of the Exercise Shares. The Deferred Shares shall be credited to the optionee's account (the Deferred Shares Account) established under a trust (the Deferred Shares Trust). Any additional Shares shall be delivered to the optionee.

        (c) The Deferred Shares Trust shall secure the Company's obligation to transfer the Deferred Shares to the director. The Deferred Shares Trust and its assets shall remain subject to the claims of the Company's creditors and any interest the director may be deemed to have in the Deferred Shares Trust may not be sold, hypothecated or transferred (including, without limitation, transfer by gift), except by will or the laws of descent and distribution. The certificates for shares issued to the Deferred Shares Trust shall be issued in the name of the trustee. For accounting purposes, the trustee shall maintain records of the Deferred Shares Account for each director. All dividends and other distributions paid or made with respect to the Common Stock in a Deferred Shares Account shall be held in the account. All cash dividends or other distributions shall be invested in additional shares of Common Stock. The director shall have the right to direct the trustee as to the voting of shares of Common Stock in the Deferred Shares Account.

        (d) A Deferral Election shall provide for payment of at a future date or dates elected by optionee. In addition, the optionee may elect to receive the Deferred Shares Account in a single lump sum payment upon the occurrence of a Change of Control in lieu of any other form that would otherwise be payable pursuant to a prior election. The single lump sum payment shall be paid as practicable after the Change of Control occurs. Except for an election made within 30 days of the effective date of this Plan which shall be immediately effective, any election or revocation of an election by the director as to the date of payment or payment upon a Change of Control shall be effective six months after it is made.

        (e) The Board may establish such procedures as are necessary or appropriate to implement the provisions of this Section 10 and may delegate the administration to one or more employees of the Company.

        11. Modification, Extension and Renewal of Options. The Board shall have the power to modify, extend or renew any outstanding Option, provided that any such action may not have the effect of changing the Option exercise price or the number of Shares subject to the Option or altering or impairing any rights or obligations of any person under any Option previously granted without the consent of the optionee.

        12. Termination. The plan shall terminate upon the earlier of:

        (a)    the adoption of a resolution of the Board terminating the Plan;
        or

        (b) six years following the date this Plan is approved by the Company's shareholders.

        No termination of the Plan shall without the optionee's consent materially and adversely affect any of the rights or obligations of any optionee under any Option previously granted under the Plan.

        13.    Limitations of Rights.

        (a) Neither the Plan nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain any person as a director for any period of time.

        (b) An optionee shall have no rights as a shareholder with respect to Shares covered by Options until the date of exercise of the Option, and, except as provided in Section 13, no adjustment will be made for dividends or other rights for which the record date is before the date of such exercise.

        14. Changes in Capital Structure. Appropriate adjustments shall be made to the price of the Shares and the number (and, if necessary, the series) of Shares subject to outstanding Options and the number of Shares of each series of Common Stock issuable under the Plan if there are any changes in the Company's Common Stock by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, or consolidations.

        15. Effective Date of the Plan. Subject to the approval of the shareholders of the Company, the Plan shall be effective on the date the Plan is adopted by the Board.

        16. Amendment to the Plan. The Board may suspend or discontinue the Plan or revise or amend the Plan in any respect; provided that, if and to the extent required by Rule 16b-3, no revision or amendment shall be made that increases the total number of Shares reserved for issuance pursuant to Options under the Plan subject to the Plan (except as provided in Section 13) or expands the class of persons eligible to receive Options, unless such change is authorized by shareholders.

        17. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and delivered personally or mailed first class, postage prepaid to the Company at its principal business address.

        18. Miscellaneous. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through such person shall be conclusively deemed to have given acceptance and ratification of, and consent to, any action taken with respect thereto by the Company or the Board.

PROXY                        CONCEPTS DIRECT, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 1998

     The undersigned having received the Annual Report to the Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated March 10, 1998, hereby appoints H. Franklin Marcus, Jr., and Robert L. Burrus, Jr. (each with power to act alone and with power of substitution) as proxies and hereby authorizes them to represent and vote, as directed below, all the shares of common stock of Concepts Direct, Inc. (the "Company"), held of record by the undersigned on February 25, 1998, at the annual meeting of shareholders to be held on April 24, 1998, and any adjournment thereof.


1. Election of Directors
  [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY to (except as
                                            indicated below) vote for all
                                            nominees listed below

     Virginia B. Bayless, Robert L. Burrus, Jr., Michael T. Buoncristiano,
             Stephen R. Polk, Phillip D. White, Phillip A. Wiland

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)



--------------------------------------------------------------------------------

2. Approval of the amendment to the Company's 1992 Stock Option Plan.

   [ ] FOR       [ ] AGAINST     [ ] ABSTAIN

3. Approval of the adoption of the Company's 1998 Non-Employee Directors Stock Option Plan.

   [ ] FOR       [ ] AGAINST     [ ] ABSTAIN

4. Ratification of the Selection of Ernst & Young LLP as Independent Accountants for the Year 1998.

   [ ] FOR       [ ] AGAINST     [ ] ABSTAIN

5. IN THEIR DISCRETION the proxies are authorized to vote such other business as may properly come before the meeting and any adjournments thereof.

This proxy, when properly executed, will be voted as directed. Where no direction is given, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

  Any proxy or proxies previously given for the meeting are revoked.

                                          Please sign your name(s) exactly as
                                          shown below. If signer is a
                                          corporation, please sign the full
                                          corporate name by duly authorized
                                          officer. If an attorney, guardian,
                                          administrator, executor, or trustee,
                                          please give full title as such. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

                                          Dated:                          , 1998
                                          ---------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          Please complete, date, sign, and
                                          return this proxy promptly in the
                                          enclosed envelope.